Confidential treatment has been granted with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FIFTH AMENDMENT TO PLASMA PURCHASE AGREEMENT

This Fifth Amendment to the Plasma Purchase Agreement (this “Amendment #5”) by and between Grifols Worldwide Operations Limited, a corporation having a place of business at Grange Castle Business Park, Grange Castle, Clondalkin, Dublin 22, Ireland (“Grifols”), as the successor-in-interest to Biotest Pharmaceuticals Corporation, and ADMA Biologics, Inc., a Delaware corporation having a place of business at 465 Route 17 South, Ramsey, New Jersey 07446 (“ADMA”), is effective as of January 1, 2019 (the “Effective Date”).

WHEREAS, BPC and ADMA are parties to that certain Plasma Purchase Agreement, effective as of November 17, 2011 (as amended, restated, supplemented or otherwise modified from time to time,, the “Agreement”), pursuant to which ADMA purchases from BPC source plasma containing antibodies to respiratory syncytial virus (“RSV” or “RSV Plasma”);

WHEREAS, on December 10, 2018, BPC notified ADMA of the assignment of BPC’s rights and obligations under the Agreement pursuant to Section G to Grifols, its affiliate, effective January 1, 2019; and

WHEREAS, BPC and ADMA are parties to that certain Purchase Agreement, dated as of June 6, 2017, pursuant to which, on January 1, 2019, (i) ADMA will transfer ownership of two of its plasma collection facilities located in Norcross, Georgia and Marietta, Georgia (the “Transferred Plasma Collection Facilities”) to BPC, and (ii) ADMA and Grifols, as the successor-in-interest to BPC, have agreed to enter into this Amendment #5 in order to memorialize the modification of certain provisions on the terms contained herein.

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendment:

1.	Section A.2.d. is hereby deleted and replaced in its entirety as follows:

“d. Pricing for RSV Plasma for the period after March 31, 2013 will be based on the price previously in effect adjusted in proportion to the percentage increase in the [***] Index, [***], U.S. City Average, All items, Base 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (“[***]”) as of the December 31st of the previous calendar year. Notwithstanding the foregoing, solely with respect to the Transferred Plasma Collection Facilities, for a three year period commencing on the Effective Date (the “Purchase Period”), ADMA shall be entitled to purchase RSV Plasma from Grifols from the Transferred Plasma Collection Facilities at a price equal to cost plus five percent (5%) (the “Purchase Period Price”). During the Purchase Period, Grifols shall not charge ADMA an additional amount in excess of the Purchase Period Price as a result of inflation during the Purchase Period.

Confidential treatment has been granted with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	Section I is hereby deleted in part as it relates to Grifols notices and replaced with the following:

To Grifols:	Alfredo Arroyo
Chief Financial Officer
Grifols Worldwide Operations Limited
Grange Castle Business Park, Grange Castle
Clondalkin, Dublin 22, Ireland

3.	Exhibit A, as referenced in Section A(4) of the Agreement, is hereby deleted and replaced in its entirety with a revised Exhibit A, attached hereto.

4.	All references in the Agreement to “BPC” and “Biotest Pharmaceuticals Corporation” shall hereby be amended to refer to “Grifols” and “Grifols Worldwide Operations Limited”, as successor-in-interest to BPC.

Miscellaneous:

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect. This Amendment #5 shall govern in the event of any conflict between this Amendment #5 and the Agreement. It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #5 and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

This Amendment #5 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The parties agree that they and their employees shall execute all documents and do all other things necessary to carry out the intent to implement the provisions of this Amendment #5.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment #5 to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective parties.

ADMA Biologics, Inc.	Grifols Worldwide Operations Limited

By: /s/ Adam Grossman	By: /s/ Alfredo Arroyo

Name: Adam Grossman	Name: Alfredo Arroyo

Title: President & Chief Executive Officer	Title: Chief Financial Officer

Confidential treatment has been granted with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Biotest Plasma Center # 085

233 West Hancock Avenue, Athens, Georgia 30601

PH:  706-354-3898 FX:  706-354-3235

Biotest Plasma Center # 038

2704 Peach Orchard Road, Augusta, Georgia 30906

PH:  706-798-3061 FX:  706-798-4534

Biotest Plasma Center #093

718 22nd Avenue So Brookings, SD 57006

PH: 605-691-6214 FX: 605-696-3850

Biotest Plasma Center #675

500 Old Greenville Hwy., Suite 500-2, Clemson, SC 29631

PH: 864-633-5023 FX: 864-653-8387

Biotest Plasma Center #091

2235 Dave Ward Drive, #205 Conway, AR 72034

PH: 501-499-8698 FX: 501-450-6460

Biotest Plasma Center # 009

Park Center

1027 Commerce Blvd., Dickson City, Pennsylvania 18519

PH:  570-383-5341 FX:  570-383-5346

Biotest Plasma Center # 001

Colonial Center

4391 Colonial Boulevard, Fort Myers, Florida 33966

PH:  239-332-0500 FX:  239-332-0533

Biotest Plasma Center # 004

1112 North Main Street, Gainesville, Florida 32601

PH:  352-378-9431 FX:  352-376-6076

Biotest Plasma Center # 080

6837 Taft Street Hollywood, FL 33024

PH: 954-987-6240 FX: 954-987-4517

Biotest Plasma Center # 008

408 S. Gilbert Street, Iowa City, Iowa 52240

PH:  319-341-8000 FX:  319-341-8008

Biotest Plasma Center # 028

1213 Country Club Road, Jacksonville, North Carolina 28546

PH:  910-353-4888 FX:  910-353-2006

Biotest Plasma Center #090

113 Yopp Road, Jacksonville, NC 28540

PH: 910-463-2603 FX: 910-219-7778

Confidential treatment has been granted with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Biotest Plasma Center #094

5915 1st Avenue, Kearney, NE 68847

PH: 308-624-2634 FX: 308-224-2280

Biotest Plasma Center # 033

300 S. 17th Street, Lincoln, Nebraska 68508

PH:  402-474-2335 FX:  402-474-5983

Biotest Plasma Center # 089

3110 Lake Washington Rd., Melbourne, Florida 32934

PH:  321-255-7466 FX:  321-255-7469

Biotest Plasma Center # 086

2501 Discovery Dr. Suite 400, Orlando, Florida 32826

PH:  407-207-1932 FX:  407-277-2468

Biotest Plasma Center # 087

100 Business Park Way, Royal Palm Beach, Florida 33411

PH:  561-791-9122 FX:  561-791-9750

Biotest Plasma Center # 601

618 NW Loop 410, Suite #101, San Antonio, Texas 78216

PH:  210-224-1749 FX:  210-224-4337

Biotest Plasma Center # 036

2860 Cerrillos Road Suite. B1, Santa Fe, New Mexico 87507-2326

PH:  505-424-6250 FX:  505-424-6260

Biotest Plasma Center # 088

311 N Patterson Street, Valdosta, Georgia 31601

PH:  229-331-8558 FX:  229-253-0326

Biotest Plasma Center #676

1012 Princeton Street, Vermillion, SD 57069

PH: 605-277-1434 FX: 605-658-0207

Biotest Plasma Center # 045

6000 Mahoning Avenue, #410, Youngstown, Ohio 44515

PH:  330-743-1317 FX:  330-743-7310

Biotest Plasma Center #101 (formerly ADMA Bio Centers Georgia Inc.)*

6290 Jimmy Carter Boulevard, Suites 206-208 and 210, Norcross, Georgia 30071

PH: 678-495-5800 FX: 678-495-5818

Biotest Plasma Center #102 (formerly ADMA Bio Centers Georgia Inc.)*

3000 Windy Hill Road SE, Suites 212 and 220, Marietta, Georgia 30067

PH: 678-504-7333 FX: 678-483-5428

* Not a BPC center by license as of the Effective Date.